UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12
THE TAIWAN FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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THE TAIWAN FUND, INC.

c/o State Street Bank and Trust Company, P.O. Box 5049,
2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02206-5049
For questions about the Proxy Statement, please call (800) 636-9242

December 7, 2007

Dear Stockholder:

Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held on Monday, January 21, 2008.

The only matter on which you, as a stockholder of the Fund, are being asked to vote is the election of the Fund’s directors. The Board of Directors recommends that you vote in favor of the re-election of the Fund’s existing directors listed on the proxy card.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE COSTS PAID BY ALL STOCKHOLDERS.

Thank you very much for your assistance.

Sincerely,

Andrew Chen
President

THE TAIWAN FUND, INC.

Notice of Annual Meeting of Stockholders
January 21, 2008

To the Stockholders of THE TAIWAN FUND, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of HSBC Investments (Hong Kong) Limited, HSBC Main Building, Level 22, 1 Queen’s Road, Central, Hong Kong, on Monday, January 21, 2008 at 1:00 p.m., local time, for the following purposes:

(1) To elect eight directors to serve for the ensuing year.

(2)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on November 12, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

By order of the Board of Directors

Adelina Louie
Secretary

December 7, 2007

PROXY STATEMENT

THE TAIWAN FUND, INC.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN FUND, INC. (the “Fund”) for use at the Annual Meeting of Stockholders, to be held at the offices of HSBC Investments (Hong Kong) Limited, HSBC Main Building, Level 22, 1 Queen’s Road, Central, Hong Kong, on Monday, January 21, 2008 at 1:00 p.m., local time, and at any adjournments thereof. The Fund’s investment adviser is HSBC Investments (Taiwan) Limited (the “Adviser”), 99 Tun Hwa South Road, Section 2, Taipei, Taiwan, ROC.

The approximate date on which this Proxy Statement and the form of proxy will be mailed to stockholders is December 7, 2007. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund c/o the Fund’s administrator, State Street Bank and Trust Company, at the Fund’s address at P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02206-5049) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for the election of directors described in this Proxy Statement. Abstentions are included in the determination of the number of shares present at the meeting for purposes of determining the presence of a quorum.

The Board of Directors has fixed the close of business on November 12, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 16,365,572 shares of common stock.

Management of the Fund knows of no business other than that mentioned in Proposal (1) of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended August 31, 2007 to any stockholder requesting such report. Requests for the annual report should be made in writing to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02206-5049, Attention: William C. Cox, or by calling (800) 636-9242.

ELECTION OF DIRECTORS

Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the eight nominees listed below as directors of the Fund to serve for the next year, or until their successors are elected and qualified. Each of the nominees for director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named below will become unavailable for election as a director, but if that should occur before the Annual Meeting for the Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of Directors of the Fund may recommend.

Information Concerning Nominees and Officers

The following table sets forth certain information concerning each of the nominees as a director, each of whom is currently serving as a director of the Fund, and officers of the Fund.

Principal
			Occupation(s)	Other
			or Employment	Directorships
Name, Address, and	Position(s) Held with	Director	During Past Five	in Publicly-Held
Age	Fund	Since	Years	Companies or Funds

Independent Current Directors
M. Christopher Canavan, Jr. (68) †# 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-present).	—
Harvey Chang (56) †# 21F, No. 172-1, Section 2 Ji-Lung Road Taipei, Taiwan, ROC 106	Chairman of the Board (since July 2005) and Director	2005	President and Chief Executive Officer, Taiwan Mobile Company Limited (September 2003-present); Senior Vice President and Chief Financial Officer, Taiwan Semiconductor Manufacturing Company
			(February 1998-September 2003).	Director, Taiwan Mobile Co. Ltd.
Michael F. Holland (62) †# 375 Park Avenue New York, New York 10152	Director	2007	Chairman, Holland & Company LLC (1995-present).	Director, The Holland Balanced Fund, Inc., The China Fund, Inc., Scottish Widows Investment Partnership Trust and Reaves Utility Income Fund; Trustee, State Street Master Funds and State Street Institutional Investment Trust.
Benny T. Hu (58) †# 6 F, 76 Tun Hwa South Road, Section 2 Taipei, Taiwan, ROC	Director	1993	Chairman, CDIB Bioscience Venture Management, Inc. (August 2001-present); Chairman, China Development
			Industrial Bank (June 2003-May 2004); Chairman, China Development Asset Management Corp. (June 2001-May 2004); Ambassador-at-Large, Republic of China (May 2001-May 2006).	Director, USI Far East Corp.; Supervisor, China Steel Corp.; Supervisor, Taiwan High Speed Mail Corporation; Supervisor, Winbond Electronics Corp.; Director, Yangming Marine Transport Corp.; Director, T-Join Transportation Co., Ltd.; Chairman & Managing General Partner, Whitesun Equity Partners; Chairman, Whitesun International.

			Principal
			Occupation(s)	Other
			or Employment	Directorships
Name, Address, and	Position(s) Held with	Director	During Past Five	in Publicly-Held
Age	Fund	Since	Years	Companies or Funds

Anthony Kai Yiu Lo (58) †# 23/F Shun Ho Tower 24-30 Ice House Street Central, Hong Kong	Director	2003	Chairman and Co-CEO, Shanghai Century Acquisition Inc. (October 2005-present); Director, Advantage Ltd. (2004-January 2006); Founder and Managing Director, Advantage Ltd. (1999-August 2004).	—
Christina Liu (50) †# Suite 312, No. 3-1 Jinan Road Taipei, Taiwan, ROC	Director	2005	Legislator, Legislative Yuan, ROC (2002-present); Chairperson, Finance Committee, Legislative Yuan, ROC (2002-2005).	—
Joe O. Rogers (58) †# 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	Organizing Member, The Rogers Team LLC (July 2001-present); Manager, The J-Squared Team LLC (April 2003-May 2004).	Director and Member of the Audit Committee, The China Fund, Inc.
Bing Shen (58) †# 1755 Jackson Street, #405 San Francisco, CA 94109	Director	2007	Director, Delta Networks, Inc. (June 2007-present); President CDIB & Partners Investment Holding Corporation (May 2004-August 2005); Executive Vice President, China Development Industrial Bank (March 1999-May 2004).	Supervisor, CTCI Corporation; Independent Non-Executive Director, Delta Networks, Inc., Chairman, Audit Committee, Delta Networks, Inc.; Chairman, Audit Committee, CTCI Corporation.

			Principal
	Position(s)		Occupation(s)	Other Directorships
Name, Address, and	Held with	Officer	or Employment	in Publicly-Held
Age	Fund	Since	During Past Five Years	Companies or Funds

Officers
*Andrew Chen (44) 24th/F, 99 Tunhwa South Road, Section 2 Taipei, Taiwan ROC	President	2007	CEO, HSBC Investments (Taiwan) Ltd. (Nov. 2004 - present); and Research Director, JF Asset Management (Taiwan) Limited (Nov. 2002 - 2004).	—
*Adelina Louie (41) Level 22 HSBC Main Building 1 Queen’s Road, Central Hong Kong	Secretary and Treasurer	2004	Deputy Chief Operating Officer, Asia Pacific, HSBC Investments (Hong Kong) Limited (May 2006-present); Chief Operating Officer, HSBC Investments (Taiwan) Ltd. (March 2004-April 2006); Area Commercial Manager, HSBC (U.K.) Ltd. (February 2002-March 2004); Senior Vice President, Custody & Clearing, HSBC (Indonesia) Limited (June 2000-February 2002).	—
Richard F. Cook, Jr. (56) Foreside Compliance Services, LLC Two Portland Square Portland, Maine 04101	Chief Compliance Officer	2007	Employee of Foreside Fund Services, LLC (November 2005-January 2006), Director of Foreside ComplianceServices LLC (January 2006-present). Founder and Managing Member of NorthLake, LLC (2002-present). Executive Officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust (1985-2002).	—
Mary Moran Zeven (46) 2 Avenue de Lafayette Boston, Massachusetts 02111	Assistant Secretary	2005	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2002-present); and Vice President and Counsel, State Street Bank and Trust Company (2000-2002).	—

†	Nominee for director.

*	Officer is considered to be an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of the Adviser.

#	There is one Portfolio in the Fund Complex overseen by the Directors.

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are independent (as defined in the New York Stock Exchange, Inc. (“NYSE”) listing standards, as may be modified or supplemented) and not interested persons of the Fund and its actions are governed by the Fund’s Audit Committee Charter, which was filed as an exhibit to the Fund’s proxy statement dated December 11, 2006. The current members of the Audit Committee are Messrs. Canavan, Rogers, Lo, Holland and Shen. The Audit Committee convened seven times during the fiscal year ended August 31, 2007.

The Fund’s Board of Directors has a Nominating Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Nominating Committee does not consider nominees recommended by the security holders. The Board believes that it is appropriate for the Fund to have such a policy regarding nominees recommended by security holders because the Committee has not previously received any director candidate recommendations from a non-director stockholder. The Fund’s Nominating Committee is composed of directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and independent (as defined in the NYSE listing standards), and its actions are governed by the Fund’s Nominating Committee Charter, attached hereto as Exhibit A. The current members of the Nominating Committee are Messrs. Canavan, Chang and Lo. The Nominating Committee convened four times during the fiscal year ended August 31, 2007.

Persons recommended by the Fund’s Nominating Committee as candidates for nomination as directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE.

The Fund’s Board of Directors has a Fair Valuation Committee which is responsible for establishing and monitoring policies and procedures reasonably designed to ensure that the Fund’s assets are valued appropriately, objectively and timely, reflecting current market conditions. The Fund’s Fair Valuation Committee is composed of directors who are not interested persons of the Fund as well as certain employees of the Fund’s Adviser. The current Directors who are members of the Fair Valuation Committee are Messrs. Holland, Lo and Rogers. The Fair Valuation Committee met once during the fiscal year ended August 31, 2007.

The Fund’s Board of Directors has an Investment Management Oversight Committee which is responsible for overseeing and evaluating the nature and quality of the investment services provided to the Fund by the Adviser in order to assist the Board in overseeing the investment services being provided to the Fund by the Adviser. The current members of the Investment Management Oversight Committee are Messrs. Chang and Hu and Ms. Liu. The Investment Management Oversight Committee convened five times during the fiscal year ended August 31, 2007.

The Board of Directors of the Fund held four regular meetings and one special meeting during the fiscal year ended August 31, 2007. For the fiscal year ended August 31, 2007, each Director attended at least seventy-five percent of the aggregate number of meetings held during the fiscal year of the Board and of any committee on which he or she served.

For annual or special stockholder meetings, directors may but are not required to attend the meetings; and for the Fund’s last annual stockholder meeting, eight Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by directors and nominees for director as of November 15, 2007.

Aggregate Dollar Range
of Equity Securities in
All Funds Overseen or
to be Overseen by
Director or Nominee in
Name of Director or	Dollar Range of Equity	Family of Investment
Nominee	Securities in the Fund	Companies†

Current Directors
M. Christopher Canavan, Jr.	$1-$10,000	$1-$10,000
Harvey Chang	None	None
Michael F. Holland	$10,001-$50,000	$10,001-$50,000
Benny T. Hu	None	None
Christina Liu	None	None
Anthony Kai Yiu Lo	None	None
Joe O. Rogers	$50,001-$100,000	$50,001-$100,000
Bing Shen	None	None

†	The term “Family of Investment Companies” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only investment company in the Family of Investment Companies.

No director or nominee for election as director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to directors not affiliated with the Adviser was $370,833 during the fiscal year ended August 31, 2007. The Fund currently pays each director that is not affiliated with the Adviser an annual fee of $20,000 plus $2,500 for each directors’ meeting and committee meeting attended in person, and $2,500 for each meeting attended by telephone.

The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2007, as well as the total compensation earned by each director from the Fund and other funds advised by the Adviser or its affiliates (collectively, the “Fund Complex”).

		Pension or
		Retirement		Total Compensation
	Aggregate	Benefits Accrued	Estimated Annual	From Fund and Fund
	Compensation	As Part of Fund	Benefits Upon	Complex Paid to
Name of Person	From Fund(1)	Expenses	Retirement	Directors(2)

Harvey Chang	$31,500	—	—	$31,500
M. Christopher Canavan, Jr	$50,500	—	—	$50,500
Michael F. Holland	$15,000	—	—	$15,000
Benny T. Hu	$24,644	—	—	$24,644
Christina Liu	$23,500	—	—	$23,500
Anthony Kai Yiu Lo	$50,500	—	—	$50,500
Joe O. Rogers	$44,500	—	—	$44,500
Bing Shen	$15,000	—	—	$15,000
Shao-Yu Wang(3)	$27,500	—	—	$27,500

(1)	Includes all compensation paid to directors by the Fund. The Fund’s directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

(2)	There is one fund in the Fund Complex.

(3)	Mr. Wang retired from the Board on April 23, 2007.

Required Vote

The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld will have no effect on the outcome of the elections.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTORS.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2007 with management, the Adviser and Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm (“Tait Weller”), and has discussed with Tait Weller the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and letter from Tait Weller required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2007 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

M. Christopher Canavan, Jr., Chairman of the Audit Committee Joe Rogers, Member of the Audit Committee
Anthony K. Y. Lo, Member of the Audit Committee
Michael F. Holland, Member of the Audit Committee
Bing Shen, Member of the Audit Committee

Independent Registered Public Accounting Firm

Tait Weller serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of Tait Weller are expected to be available via telephone at the meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the meeting.

On April 23, 2007, the Fund’s Board of Directors, upon the recommendation of the Audit Committee, appointed Tait Weller as the Fund’s independent registered public accountant. The previous report issued by KPMG LLP (“KPMG”) on the Fund’s financial statements for the fiscal year ended August 31, 2006 contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal year ended August 31, 2006, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such year; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

As indicated above, the Fund, by action of its Directors, upon the recommendation of the Audit Committee, has engaged Tait Weller as the independent registered public accountant to audit the Fund’s financial statements beginning in the fiscal year ending August 31, 2007. During the Fund’s fiscal year ended August 31, 2006 and the interim period commencing April 23, 2007, neither the Fund nor anyone on its behalf has consulted Tait Weller on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Audit Fees.  For the fiscal year ended August 31, 2007, Tait Weller billed the Fund aggregate fees of US$55,000 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

For the fiscal year ended August 31, 2006, KPMG, the Fund’s previous independent registered public accounting firm, billed the Fund aggregate fees of US$58,500 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

Audit-Related Fees.  For the fiscal year ended August 31, 2007, Tait Weller billed the Fund aggregate fees of US$6,500 for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the Fund’s audit committee.

For the fiscal year ended August 31, 2006, KPMG billed the Fund aggregate fees of US$7,500 for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the Fund’s audit committee.

Tax Fees.  For the fiscal year ended August 31, 2007, Tait Weller billed the Fund aggregate fees of US$12,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended August 31, 2006, KPMG billed the Fund aggregate fees of US$12,900 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

All Other Fees.  For the fiscal year ended August 31, 2007, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above. For the fiscal year ended August 31, 2006, KPMG did not bill the Fund any fees for products and services other than those disclosed above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All of the audit and tax services described above for which Tait Weller or KPMG billed the Fund fees for the fiscal years ended August 31, 2007 and August 31, 2006 were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2007 and August 31, 2006, the Fund’s

Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller or KPMG.

Tait Weller did not bill any non-audit fees for services rendered to the Fund’s Adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal year ended August 31, 2007. KPMG did not bill any non-audit fees for services rendered to the Fund’s Adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal year ended August 31, 2006.

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund’s outstanding shares as of November 7, 2007. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

	Name and Address of	Amount and Nature of	Percent
Title of Class	Beneficial Owner	Beneficial Ownership	of Class*

Common Stock	Advance Developing Market Trust plc 145-157 St. John Street London EC1V 4RU, England	Has sole power to vote and dispose of 1,601,600 shares.	9.79%
Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	Has sole power to vote and dispose of 962,042 shares.	5.88%
Common Stock	City of London Investment Management 10 Eastcheap London EN EC3M 1LX, England	Has sole power to vote and dispose of 950,423 shares.	5.81%
Common Stock	Credit Suisse 1 Madison Avenue New York, NY 10010	Has sole power to vote and dispose of 922,350 shares.	5.64%

*	Percentages are based on the number of outstanding shares of the Fund as of November 7, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Fund’s officers and directors, and beneficial owners of more than 10% of any class of equity security registered pursuant to Section 12 of the Exchange Act, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Fund, the Fund believes that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements with two exceptions. As a result of inadvertent administrative delays on the part of the filing agent, Form 3 for Mr. Cook was filed one day late in February, 2007, and Form 3 for Mr. Shen was filed 6 days late in May, 2007.

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Georgeson Shareholder Communications Inc. to assist in the proxy solicitation. The cost of their services is estimated at $2,500, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers or Georgeson Shareholder Communications Inc. in person, by telephone, by facsimile, or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

No business other than as set forth herein is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

Stockholder Proposals

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2009 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02206-5049) not later than August 10, 2008. Any stockholder who desires to bring a proposal at the Fund’s 2009 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02206-5049), not before October 24, 2008 and not later than November 21, 2008.

By order of the Board of Directors,

Adelina Louie
Secretary

c/o State Street Bank and Trust Company
P.O. Box 5049
2 Avenue de Lafayette, 6th Floor
Boston, Massachusetts 02206-5049

December 7, 2007

Appendix A

The Taiwan Fund, Inc.

NOMINATING COMMITTEE CHARTER

Purpose of Committee

The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of The Taiwan Fund, Inc. (the “Fund”) is to recommend individuals to the Board for nomination as members of the Board and its committees. The Committee shall report to the Board on a regular basis and not less than once a year.

Committee Membership

The Committee shall consist solely of three or more members of the Board, each of whom is, in the business judgment of the Board, “independent” under the rules of the New York Stock Exchange, Inc. (the “NYSE”) and “non-interested” under the Investment Company Act of 1940.

Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. In appointing members of the Committee, the Board will take into consideration such factors as it deems appropriate including, but not limited to, judgment, skill, business experience and diversity.

Committee Structure and Operations

The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The Committee shall meet in person or telephonically at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson. The Committee may request members of management or others to attend meetings and provide pertinent information as necessary.

Committee Duties and Responsibilities

The following are the duties and responsibilities of the Committee:

1. Make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board.

2. Identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the NYSE and the Securities and

Exchange Commission (the “SEC”) to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. In the event the Fund is legally required, by contract or otherwise, to provide a third party with the ability to nominate a director, the selection and nomination of such director need not be subject to the Committee’s review.

3. Identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee, the interplay of the candidate’s experience with the experience of other committee members, requirements of the NYSE for independent members to serve on the Fund’s audit and compensation committees and the Committee, and requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee.

4. To periodically review director and committee member compensation and recommend any appropriate changes in compensation to the Board.

5. To fulfill any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.

Performance Evaluation

The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter and set forth the goals and objectives of the Committee for the upcoming year. The performance evaluation shall also recommend to the Board any improvements to the Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund. The Committee shall have the sole authority to select and retain a consultant or search firm, to terminate any consultant or search firm retained by it, and to approve the consultant or search firm’s fees and other retention terms.

PROXY	PROXY

THE TAIWAN FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – JANUARY 21, 2008
The undersigned hereby appoints Joe O. Rogers, Adelina Louie, Elizabeth A. Watson, Tim Walsh and Mary Moran Zeven, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of HSBC Investments (Hong Kong) Limited, HSBC Main Building, Level 22, 1 Queen’s Road, Central, Hong Kong, on Monday, January 21, 2008 at 1:00 p.m., local time, and at any adjournments thereof, unless otherwise specified in the boxes provided on the reverse side hereof, for the election of the directors named on the reverse side and in their discretion, on any other business which may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated December 7, 2007.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

FRONT OF PROXY CARD

THE TAIWAN FUND, INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694
☑	Please mark your votes as in this example.

THE TAIWAN FUND, INC.

1. The election of the following persons to serve as directors of the Taiwan Fund, Inc. for the next year or until their successors are elected and qualified.
Nominees: (01) Harvey Chang, (02) Benny T. Hu, (03) Michael F. Holland, (04) Christina Liu, (05) Joe O. Rogers, (06) Bing Shen, (07)
M. Christopher Canavan, Jr. and (08) Anthony Kai Yiu Lo

FOR	☐	☐	WITHHELD
ALL			FROM ALL
NOMINEES			NOMINEES

☐	For all nominees except as noted above

Mark box at right if an address change or comment	☐
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here	Co-owner sign here
RECORD DATE SHARES:
BACK OF CARD